SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):  March 26, 1999
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                               CENTURA BANKS, INC.
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               (Exact name of registrant as specified in charter)


North Carolina                       1-10646                56-1688522
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(State of Incorporation)     (Commission File Number)      (IRS Employer
                                                         Identification No.)


134 North Church Street, Rocky Mount, North Carolina             27804
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(Address of principal executive office)                        (Zip code)


Registrant's telephone number, including area code:              (252) 454-4400
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                                       N/A
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          (Former name or former address, if changed since last report)





Exhibit Index on Page 4.


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Item 2. Acquisition or Disposition of Assets:
On March 26, 1999, Centura Banks, Inc. ("Centura") completed the merger with First Coastal Bankshares, Inc. ("First Coastal"). Under the terms of the definitive merger agreement, First Coastal shareholders received 0.34 shares of Centura common stock for each share of First Coastal common stock. The merger was accounted for as a pooling-of-interests. Centura also rescinded its previously stated intentions to purchase shares of Centura's common stock in the open market pursuant to all previously announced share repurchase plans. Centura has made no such purchases since the adoption of these plans in December 1998.








Item 7. Financial Statements and Exhibits:
The exhibits listed in the Exhibit Index are filed herewith as part of this Current Report on Form 8-K.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            CENTURA BANKS, INC.
                                            Registrant


Date: March 30, 1999                By:     /s/ Steven Goldstein
                                              Steven Goldstein
                                            Chief Financial Officer



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                                  EXHIBIT INDEX

                                                                 Sequential
                                                                    Page
Exhibit                      Description of Exhibit                Number
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99             Press release dated March 29, 1999                    5